EXHIBIT 10.9 TO FORM 10-QSB

                                 LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered in as of the fifteenth (15th) day of March 1996, by and between Cocanougher Feed Co., Inc. d/b/a Cocanougher Asset Management, ("Lessor"), and PhyMed, Inc., d/b/a PhyMed Diagnostic Imaging Center ("Lessee"). IN CONSIDERATION of the mutual agreement contained herein and other valuable consideration, IT IS AGREED as follows: PREMISES: (a) Subject to the terms and conditions of this Lease, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, 15062 square feet of rentable area on the 1st and 2nd floor(s), designated as Suites 100 and 204, in Lessor's building (the "Building"), located at 9603 White Rock Trail, Dallas, Dallas County, Texas. The area hereby leased in the Building (and hereinafter referred to as "Leased Premises") is shown outlined on the floor plan drawing attached hereto as Exhibit "A."

TERM: This Lease is for a term (the "Term") of Eighty four (84) months, commencing on March 1, 1996 (the "Commencement Date"), and expiring on February 28, 2003 (the "Expiration Date"), unless sooner terminated in accordance with other provisions of this Lease.

RENT:

As rental for the Lease and use of the Leased Premises, Lessee shall pay to Lessor the Base Rent and the Additional Rent called for in this Paragraph 3. As used herein, the term "Rent" includes both Base Rent and Additional Rent. All Rent shall be paid without demand and without deduction, abatement or setoff except as otherwise provided in this Lease. All Rent, and other payments due and becoming due by Lessee to Lessor under this Lease shall be made at Lessor's address given below or at such other places as Lessor may from time-to-time designate by written notice given to Lessee.

Lessee agrees to pay to Lessor, monthly in advance, on the first day of each calendar month during the Term hereof, monthly base rental payments ("Base Rent") in the amount of eleven thousand four hundred forty seven dollars and twelve cents ($11,610.29). If Lessee occupies the Leased Premises on a date other tan the first day of a calendar month, the Base Rent of that month shall be prorated. The rent for the months of March 1996, April 1996, and June 1996 will be abated.

In addition to Base Rent, Lessee shall pay to Lessor monthly during the dates specified, along with the Base Rent, an Additional Rent ("Additional Rent") in the amount of:

From March 1, 1997 to February 28, 1998, Three hundred forty eight dollars and thirty one cents ($348.31) From March 1, 1998 to February 28, 1998, Seven hundred seven dollars and seven cents ($707.07) From March 1, 1999 to February 29, 2000, One thousand seventy six dollars and fifty nine cents ($1076.59) From March 1, 2000 to February 28, 2001, One thousand four hundred fifty seven dollars and twenty cents ($1457.20) From March 1, 2001 to February 28, 2002, One thousand eight hundred forty nine dollars and twenty two cents ($1849.22)
From March 1, 2002 to February 28, 2003, Two thousand two hundred fifty three dollars and no cents ($2253.00)

Lessee shall retain deposit with Lessor (the "Security Deposit") $48,421.07 as security for the full and faithful performance of every provision of this Lease to be performed by Lessee. If Lessee defaults with respect to any provision of this Lease, including (without limitation) the provisions relating to the payment of Rent, Lessor may use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default or for the payment of any other amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss, cost or damage which Lessor may suffer by reason of Lessee's Default. If any portion of the Security Deposit is so used or applied, Lessee shall, within ten days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount. Lessor shall not be liable for payments of interest with respect to the Security Deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by Lessee, the Security Deposit, or any balance thereof remaining, shall be returned to Lessee, or, at Lessor's option, to the last transferee of Lessee's interest hereunder, at the expiration of the Term and upon Lessee's vacation of the Leased Premises. In the event the Building is sold, the Security Deposit shall be transferred to the new owner.

If any increase in the fire and extended coverage insurance premiums paid by Lessor for the Building in which Lessee occupies space is caused by Lessee's use and occupancy of the Leased Premises, or if Lessee vacates the Leased Premises and causes an increase in such premiums, then Lessee shall pay as Additional Rent the amount of such increase to Lessor.

OPERATION EXPENSE REIMBURSEMENT:  Intentionally omitted.

OPERATING EXPENSES:  Intentionally omitted.

SIGNS:

Lessor shall furnish and install Lessee's name and suite number on the building directory. Lessor shall also furnish and install at the entrance door to Lessee's premises a uniform suite number plate and a name plate. Signs, name plates or graphics which are wholly within the Leased Premises and not visible from the exterior of the Building or from public spaces within the Building will be permitted without the consent of the Lessor. Lessor shall furnish and install Lessee's name (PhyMed Diagnostic Imaging) on an outside sign approximately 20 feet by 2 feet on the northwest side of the Building.

Lessee agrees that no other signs of any description shall be erected or painted in or about the Leased Premises. Lessee shall, at Lessor's option, remove all signs at the termination of this Lease, and the installation of removal shall be in such manner as to avoid any injury, defacement or overloading of the Building or other improvements.

USAGE:

Lessee warrants and represents to Lessor that the Leased Premises shall be used and occupied only for the purposes of general office use, medical diagnostic imaging and physician office use.

Lessee shall occupy the Leased Premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create any nuisance or otherwise interfere with any, annoy or disturb any other tenant in its normal business operations or Lessor in its management of the Building.

Lessee shall not commit, or suffer to be committed, any waste on the Leased Premises, nor shall Lessee permit the Leased Premises to be used in any way which would, in the opinion of Lessor, cause Lessor's fire and extended coverage insurance to be canceled or the rate therefor to be increased (or, at Lessor's option shall pay any such increase).

The sidewalks, halls, exits, entrances, elevators, stairways and Common Areas shall not be obstructed by Lessee or used for any purpose other than for ingress to or egress from the Leased Premises. The hallways, exits, entrances, elevators and stairways of the Building are for the use of the general public, but Lessor shall in all cases retain the right to control and prevent access thereto by any persons whose presence, in the judgment of Lessor, shall be prejudicial to the safety, character, reputation and interest of the Building and its tenants.

Certain areas ("Common Areas") of the Building as it exists from time-to-time may be designated by Lessor as Common Areas for the common use of all tenants, including (among other facilities), corridors, elevators, halls, lobbies, deliver stairways, drinking fountains, public toilets and the like, all of which will be subject to Lessor's sole management and control.

Lessee shall not use, nor shall Lessee permit its licensees, employees, invitees or agents, to use any portion of the Leased Premises in any way that causes interference with or deterioration of Metroplex Telephone Company's signal quality in its transmission of cellular telephone and radio communication signals or prohibit Metroplex Telephone Company in any way from operating in compliance with rules and regulations established by the Federal Communications Commission or any other regulatory body. In the event of any such interference and that interference does not cease promptly, the parties acknowledge that continuing interference may cause irreparable injury and, therefore, the injured party shall have the right, in addition to any other rights that it may have at law or in equity, to bring action to enjoin such interference. In the event such interference is in violation of the Federal Communications Commission regulations, Metroplex Telephone Company shall also have the right to pursue any remedies that may be available to it against such interfering party.

CERTIFICATE OF OCCUPANCY: Lessee may, prior to the commencement of the term of this Lease, apply for a Certificate of Occupancy from the municipality in which the Demised Premises are located. If Lessee is unable to obtain a Certificate of Occupancy prior to the Commencement Date, Lessee shall have the right to terminate this Lease by written notice to Lessor if Lessor or Lessee is unwilling or unable to cure the defects which prevented the issuance of the Certificate of Occupancy. Lessor may, but has no obligation to, cure any such defects preventing the issuance of a Certificate of Occupancy, including any repairs, installations, or replacements of any items which are not presently existing on the Demised Premises, or which have not been expressly agreed upon by Lessor in writing.

INSURANCE AND INDEMNITY: Lessee's Insurance. Lessee, at its sole cost and expense, shall obtain and maintain in effect as long as this Lease remains in effect and during such other time as Lessee occupies the Premises or any part thereof, insurance policies providing at least the following coverages:

General Liability Insurance, in occurrence form, insuring Lessee against any and all liability for injury to or death of a person or persons, and for damage to or destruction of property, occasioned by or arising out of or in connection with the use or occupancy of the Premises or the business operated by Lessee thereon, and including contractual liability coverage for Lessee's indemnity obligations under this Lease (other than those contained in Paragraph 18 hereof), to afford protection with a minimum combined single limit of liability of at least One Million Dollars ($1,000,000.00); and

Workers Compensation and similar insurance offering statutory coverage and containing statutory limits and employer's liability insurance in form and amount deemed reasonable by Lessee in the exercise of its prudent business judgment.

Such policies will be maintained in companies having a "General Policyholders Rating" of at least B plus as set forth in the most current issue of "Best's
Insurance Guide," and will be written as primary policy coverage and not contributing with, or in excess of, any coverage which Lessor shall carry. Lessee shall deposit certificates of such required insurance with Lessor prior to the earlier to occur of (x) the Commencement Date of this Lease, or (y) shall not be canceled or materially altered except after thirty (30) days' written notice to Lessor. Lessee shall have the right to provide the coverages required herein under blanket policies provided that the coverage afforded shall not be diminished by reason thereof.

         Lessee's Property. All furnishings, fixtures, equipment, and property of every kind and description of Lessee and persons claiming by or through Lessee which may be on the Premises shall be at the sole risk and hazard of Lessee and no part of loss or damage thereto for whatever cause is to be charged to or borne by Lessor.

         Lessee's Insurance. Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, such company having a "General Policyholder's Rating" of at least B plus as set forth in the most recent issue of "Best's Insurance Guide," insuring the Building against lost or damage by fire, explosion or other hazards and contingencies to the extent of at least 80% of replacement cost; provided, that Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee or which Lessee may have upon or within the Leased Premises or any fixtures installed by or paid for by Lessee upon or within the Leased Premises or any improvements made by or for Lessee.

JANITORIAL SERVICE: Lessor shall furnish janitorial services during the term of this Lease. The janitorial service shall be provided five times per week during the term of this Lease. Lessee shall pay for cost of cleaning services required by non-standard improvements or special operations.

BUILDING SERVICES: Lessee shall bear all electric costs (including air conditioning, electrical costs) for the Premises described in paragraph (1) above, during the term of this Lease. Lessee shall pay all telephone charges. Lessor shall furnish water for Lessee during the term of this Lease. Lessor shall furnish Lessee hot and cold water at those points of supply provided for general use of other tenants in the Building, central heating and air conditioning (at times Lessor normally furnishes these services to other tenants in the Building, and a temperatures and in amounts as are considered by Lessor to be standard), routine maintenance, painting and electrical lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Lessor to be standard. Failure by Lessor to any extent to furnish these defined services, or any cessation thereof, resulting from causes beyond the control of Lessor shall neither render Lessor liable in any respect for damages to either person or property, be construed as an eviction of Lessee, create an abatement of rent nor relieve Lessee from fulfillment of any covenant of this Lease. Should any of the equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair the same promptly, but Lessee shall have no claim for rebate on account of any interruption I service occasioned from the repairs.

REPAIRS AND MAINTENANCE:

Unless otherwise expressly provided, Lessor shall not be required to make any improvements, replacements or repairs of any kind or character to the Leased Premises during the term of this Lease, except repairs to walls, doors, corridors, windows and other structures and equipment within and serving the Leased Premises, and additional maintenance as may be necessary because of damage by persons other than Lessee, its agents, employees, invitees, licensees or visitors, and as may be necessary because of damage by persons other than Lessee, its agents, employees, invitees, licensees or visitors, and as may be necessary solely because of the negligence of Lessor, which repairs shall be made by Lessor at its expense beginning not more than fifteen days after written notice by Lessee. Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience, and Lessee shall not be entitled to any abatement or reduction of Rent, b reason of any repairs, alterations or additions made by Lessor under this Lease. Subject to 30 days prior written notice notifying Lessor of specific repairs that are the responsibility of Lessor as defined in this Paragraph 12(a), and allowing Lessor reasonable time to make said repairs, Lessee shall be entitled to a prorated per day and prorated per square foot abatement or reduction of rent for any of the days following the notice period for that specific effected area of this Lease, b reason of any unreasonable failure by Lessor to make said repairs.

All requests for repairs or maintenance that are the responsibility of Lessor pursuant to any provision of this Lease must be made in writing to Lessor at the address set forth below.

CARE OF LEASED PREMISES:

Lessee shall, at its own cost and expense, repair or replace any damages or injury to all or any part of the Leased Premises caused by Lessee or Lessee's agents, employees, invitees, licensees or visitors; provided, however, if Lessee fails to make the repairs or replacements promptly, Lessor may, at its option, make the repairs or replacements and Lessee shall reimburse the cost to Lessor on demand.

Lessee shall not allow any damage to be committed on any portion of the Leased Premises, and upon expiration or termination of this Lease, by lapse of time or otherwise, Lessee shall deliver the Leased Premises to Lessor in as good condition as at the date of first possession of Lessee, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the Leased Premises shall be borne by Lessee, and if Lessor undertakes to restore the Leased Premises, Lessee shall reimburse Lessor for the costs thereof.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS: Lessee shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction relating to the use, condition and occupancy of the Leased Premises. Lessee will comply with the rules of the Building adopted by Lessor which are set forth on Exhibit "B" attached to this Lease. Lessor shall have the right at all times to change the rules and regulations of the Building or to amend them in any reasonable manner as may be deemed advisable for the safety, care and cleanliness, and for the preservation of good order, of the Leased Premises. All changes and amendments in the rules and regulations of the Building will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee.

LESSEE'S PLANS, SPECIFICATIONS AND INSTALLATION OF IMPROVEMENTS:
Lessor shall make improvements to the Leased Premises in accordance with the plans and specifications attached hereto as Exhibit "C." All work shall be performed in a good and workmanlike manner and in accordance with all city ordinances and codes. Work shall commence immediately upon execution of the Lease and shall be pursued diligently until completion.

ALTERATIONS AND IMPROVEMENTS: Lessee shall not make or allow to be made any alterations or physical additions in or to the Leased Premises without first obtaining the written consent of Lessor. Except as otherwise provided below in this Paragraph 16, all repairs, replacement, alterations, additions and improvements which may be made on or installed in the Leased Premises by Lessee shall remain upon and be surrendered with the Leased Premises and becomes the property of Lessor upon expiration or termination of this Lease. Lessee shall have the option of removing any additions, alterations, additions and improvements which it made during the term of this Lease, in which case it shall restore the premises to the condition existing prior to the time Lessee took possession. Should Lessee choose not to remove any repairs, replacement, alterations, additions and improvements, they shall become the property of the Lessor upon expiration of the Lease. This clause shall not apply to moveable equipment or furniture owned by Lessee which may be removed by Lessee at the end of the Term of this Lease if Lessee is not then in default and if such equipment and furniture is not then subject to any other rights, liens and interests of Lessor.

FIRE AND CASUALTY:

If any part of the Leased Premises shall be damaged by fire, the elements, casualty or otherwise, but is not thereby rendered untenable or unfit for occupancy, then the Lessor shall, at its expense, cause such damage to be repaired to substantially the condition as provided for in Paragraph 15 above, all work to be done in a good and workmanlike manner. The rent shall not be abated and the insurance proceeds from such damage shall be paid to and retained by the Lessor.

If the Leased Premises shall be damaged by fire, the elements, casualty or otherwise so that the Leased Premises are rendered partially untenable or unfit for occupancy, then the Lessor, at its expense, shall cause the damage to be repaired to substantially the condition as provided for in Paragraph 15 above, all work to be done in a good and workmanlike manner. The rent shall be bated proportionately from the time of the damage until the Leased Premises are repaired and fit for occupancy, and the insurance proceeds from such damage shall be paid to and retained by the Lessor.

If the Leased Premises shall be damaged by fire, the elements, casualty or otherwise, so that the Leased Premises are totally destroyed or rendered more than 70% unfit for occupancy, and cannot be repaired in ninety (90) days, then either party reserves the right to cancel this lease within thirty (30) days after the casualty occurs, and if either party exercises such option, then this lease shall come to and end in the same manner as though the term had expired, and the insurance proceeds from such damage shall be paid to and retained by the Lessor. In the event the lease is not canceled, the Lessor shall, at its expense, rebuild the Leased Premises to substantially the condition as provided for in Paragraph 15 above, all repairs to be done in a good and workmanlike manner. The rent shall be abated during the time that Leased Premises are unfit for occupancy, and the insurance proceeds shall be paid and retained by the Lessor.

HAZARDOUS SUBSTANCES:

Lessor shall indemnify and hold harmless the Lessee from any and all claims, damages, fines, judgments, penalties, costs, expenses or liabilities (including, without limitation, any and all sums paid for settlement of claims, attorney's fees, consultant and expert fees) arising during or after the Term from or in connection with the presence or suspected presence of Hazardous Substances in, or about the Land, Building or Premises, except to the extent that the Hazardous Substances are present as a result of acts of Lessee, Lessee's agents, employees, contractors or invitees.

Lessee shall not cause or permit any Hazardous Substances to be used, stored, generated or disposed of in, on or about the Land, Building or Premises by Lessee, its agents, employees, contractors or invitees, except for such Hazardous Substances as are normally utilized in the environment of Lessee's Intended Use and are necessary to Lessee's business. Any such Hazardous Substances permitted or generated on the Premises as hereinabove provided, and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all Environmental Laws. Lessee shall indemnify and hold harmless the Lessor from any and all claims, damages, fines, judgments, penalties, costs, expenses or liabilities (including, without limitation, any and all sums paid for settlement of claims, attorney's fees, consultant and expert fees) arising during or after the Term from or in connection with the use, storage, generation or disposal of Hazardous Substances in, on or about the Land, Building or Premises by Lessee, Lessee's agents, employees, contractors or invitees.

Notwithstanding anything to the contrary stated hereinabove, the indemnification contained in subparagraph (b) above shall not include any consequential damages (e.g., loss of rent, use and profits) incurred by Lessee, but shall expressly include, without limitation, any and all costs incurred due to the investigation of the site or any cleanup, removal or restoration mandated by or pursuant to any Environmental Laws. The indemnifications contained herein shall survive any expiration or termination of the Term, but shall terminate three (3) years after any such expiration or termination except with respect to any specific claims which have been given in writing by either party to the other prior to the expiration of said three-year period.

As used herein, "Hazardous Substances" means any substance which is toxic, ignitable, reactive, or corrosive or which is regulated by "Environmental Laws." The term "Environmental Laws" means federal, state and local laws and regulations, judgments, orders and permits governing safety and health and the protection of the environment, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. As amended (CERCLA), the Resource Conservation and Recovery Act, as amended 42 U.S.C. 6901 et seq., the Clean Water Act, 33 U.S.C. 1251 et seq., the Clean Air Act, 42 U.S.C. 7401 et seq., the Toxic Substance Control Act, 15 U.S.C. 2601 et seq., and the Safe Drinking

Water Act, 42 U.S.C. 300f through 300j. "Hazardous Substances" includes any and all materials or substances which are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous Substances" also includes asbestos, polychlorinated biphenyls ("PCBs") and petroleum products.

WAIVER OF SUBROGATION: Lessor and Lessee, for themselves and their respective insurance carriers, agree to, and do hereby, release each other of and from any and all claims, demands and causes of action that each may have or claim to have against the other for injury to persons or for loss or damage to the property of the other, whether real or personal, caused by or resulting from any risk insured against by any valid and collectible insurance policy, notwithstanding that any such injury, loss or damage may be due to or result from the negligence of either of the parties hereto or their respective officers, agents or employees, but only to the extent of any recovery collectible under such insurance.

HOLD HARMLESS AND RELEASE:

Lessee shall indemnify and save Lessor harmless from and against all claims and suits for damages, including the cost and expense incurred by Lessor in investigating into and defending against any such claim or suit, arising or which may be alleged to arise, from any act or omission on the part of Lessee or Lessee" agents, employees, contractors, or arising, or which may be alleged to arise, from any injury to any person or damage to or loss of the property of any person occurring in the Leased Premises regardless of however such injury, damage or loss may have been caused or may be alleged to have been caused.

Lessor shall not be responsible or liable to Lessee, or Lessee's employees, agents, customers or invitees, for bodily injury or property damage occurring by reason of the act or omission of any tenant in the Building, including the Lessee named herein, or any tenants' employees, agents, contractors, customers or invitees.

PEACEFUL ENJOYMENT: Lessor warrants that it has full right to execute and to perform this Lease and upon Lessee's payment of the required Rents and performing the terms, conditions, covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Leased Premises during the full Term of this Lease as well as any extension or renewal thereof., It is agreed that by occupying the premises, that Lessee accepts them and acknowledges that they are in the condition that calls for in this Lease.

LESSOR'S RIGHT OF ENTRY: Lessor, its agent and representatives, may have access to and the right to enter upon the Leased Premises during normal business hours to examine the condition thereof, to make any repairs or maintenance required to be made by Lessor under this Lease, to show the Leased Premises to prospective purchasers, mortgagees or tenants or prospective tenants and for any other purpose deemed reasonable by Lessor, provided Lessor has permission from Lessee or Lessor gives notice to Lessee at least 24-hours prior to entry, the time being necessary for scheduling requirements. At the request of either Lessor or Lessee, any agent or other representative of Lessor entering upon the Leased Premises as provided in this Paragraph 24 below shall be accompanied by a representative of Lessee.

BROKERS: Landlord and Tenant each represent and warrant to the other that it has had no with any real estate broker or agent in connection with the negotiation of this Lease, except Chris Thevenet whose commission shall be payable by Landlord, and that it knows of no other real estate broker of agent who is or might be entitled to a commission in connection with this Lease. Landlord and Tenant each agree to indemnify, defend and hold the other harmless from all costs and liabilities, including reasonable attorney's fees and costs, arising out of or in connection with claims made by any other broker or individual who alleges that it is entitled to commissions or fees with regard to this Lease as a result of dealings it had with the indemnifying party.

ASSIGNMENT, SUBLEASING AND LIENS:

Without Lessor's written consent, Lessee may not sell, assign, mortgage, pledge, hypothecate or otherwise transfer any of Lessee's rights under this Lease. Lessee shall remain fully liable hereunder. Lessee shall have the right to sublease to physicians.

Lessee shall not create or permit the existence of any lien upon the Leased Premises. If, because of any act or omission of Lessee or Lessee's employees, agents, contractors or subcontractors, any mechanic's lien or other lien, charge or order for payment of money shall be filed against Lessor or against or placed upon all or any portion of the Leased Premises or the Building, Lessee shall, at Lessee's own cost and expense, cause the same to be discharged of record, or a bond furnished to Lessor for discharge of the same, within thirty days after the filing thereof, and Lessee shall indemnify and save Lessor harmless against and from all costs, liabilities, suits, penalties, claims and demands, including attorney's fees, resulting therefrom. Any bond provided pursuant to this subparagraph shall be in a form and amount satisfactory to Lessor with sureties acceptable to Lessor.

Lessee shall pay prior to delinquency all taxes assessed against or levied upon its occupancy of the Leased Premises, or upon the fixtures, furnishings, equipment and other personal property and fixtures of Lessee located in the Leased Premises. If nonpayment thereof could give rise to a lien on the real estate, and, to the extent possible, Lessee shall cause all of the same to be assessed and billed separately from the property of Lessor.

The rights of Lessor under this Lease may be assigned. Upon written notice from Lessor, Lessee shall, to the extent specified in the notice, make any or all Rent Payments coming due hereunder to Lessor's assignee as designated in such notice.

 LESSOR'S LIEN:

In addition to all other liens in Lessor's favor provided by operation of law, Lessor shall have, and Lessee hereby grants to Lessor, a continuing security interest upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of any description now owned or hereafter acquired by Lessee and now or hereafter situated on the Leased Premises and all proceeds thereof. The security interest granted by extension hereof or of any part hereof. Upon the occurrence of an Event of Default (as herein defined), and at any time thereafter, in addition to the other rights and remedies of Lessor, Lessor may exercise all of the rights and remedies of Lessor, Lessor may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code of Texas with respect to the collateral covered by the security interest granted in this Paragraph 25. Lessee agrees that in any instance in which notice of any disposition of collateral is required by law, notice given in accordance with this Lease not less than ten (10) days prior to such intended disposition will be reasonable notice. Upon request by Lessor, Lessee shall execute all such financing statements as Lessor may request to perfect the security interest created herein. Lessor may file a copy of this Lease as a financing statement.

The security interest granted in Paragraph 25(a) above shall be secondary to all purchase money security interests or liens on the following: Siemens 1.5 Vision MRI Scanner, Toshiba .5 MRI Scanner, Toshiba XPEED CT Scanner, GE Radiography Rm with Tomo, Siemens C-Arm, BE R & F Room, Siems R & F Room, ISG Allegro 3-D system, Konica L1-21, S4 Laser, and Toshiba Lumbar Quad Coil.

INTEREST: Any past due Rent or other payments becoming due from Lessee to Lessor under this Lease shall bear interest from the end of the grace period for such Rent or other payment until paid, at the highest lawful rate. Such grace period being from the first (1st) day through the fifth (5th) day of the month in which the Rent is due.

DEFAULT BY LESSEE: As used in this Lease, the term "Event of Default" means the occurrence or existence of any of the following events or conditions:

Lessee's failure to make punctual payment when due of any Rent or other payment becoming due hereunder; or Lessee's failure to keep or perform punctually and fully any other of Lessee's covenants, agreements or undertakings contained in this Lease and Lessee's failure to remedy such failure or nonperformance within thirty (30) days after notice thereof is given by Lessor to Lessee; or Lessee's insolvency or business failure or the commencement of any proceedings by or against Lessee under any provisions of the Bankruptcy Code, as amended, or any other law (state or federal) for the relief of debtors, or a receiver or trustee is appointed for the Leased Premises or for all or any substantial part of the assets of the Lessee, or Lessee makes any assignment for the benefit of creditors or any transfer or conveyance in fraud or creditors; or Lessee deserts or abandons any substantial portion of the Leased Premises.

REMEDIES FOR LESSEE'S DEFAULT:

Upon the occurrence or existence of an Event of Default and at any time thereafter:

Lessor may take any action permitted by law to enforce the payment or performance of Lessee's obligations hereunder; Lessor may cure the default and recover from Lessee as provided in Paragraph 29 below; Lessor may terminate this Lease by giving Lessee notice of termination; Lessor may enter upon and take possession of the Leased Premises and expel or remove Lessee, without being liable for so doing or for any action taken by Lessor in so doing, and relet the Leased Premises and receive the rent therefor.

All the rights and remedies of Lessee created in this Lease are in addition to those otherwise created whether by law or agreement. All rights and remedies of Lessor are cumulative and may be exercised singly or concurrently. A waiver by Lessor of any Event of Default or any right or remedy on any occasion will not be a bar to the exercise of any remedy on any subsequent occasion. Exercise by Lessor of any right or remedy granted by this Lease or otherwise available to Lessor shall not be deemed to be an acceptance of surrender of the Leased Premises by Lessee, whether by agreement or by operation of law, any such surrender to be affected only by the written agreement of Lessor and Lessee.

No termination of this Lease nor any action taken by Lessor upon the occurrence or existence of an Event of Default will relieve Lessee from liability for the payment of performance of any of

Lessee's obligations under this Lease, and Lessor may enforce any such liability notwithstanding any termination.

RECOVERY FROM LESSEE:

Lessee will be liable to Lessor for any deficiency remaining should rents and other payments actually received by Lessor from any new tenant upon a reletting pursuant to subparagraph (a)(iv) of Paragraph 28 be less than the Rents and other payments for which lessee is obligated under the terms of this Lease.

All the rights and remedies of Lessee created in this Lease are in addition to those otherwise created whether by law or agreement. All rights and remedies of Lessor are cumulative and may be exercised singly or concurrently. A waiver by Lessor of any Event of Default or any right or remedy on any occasion will not be a bar to the exercise of any remedy on any subsequent occasion. Exercise by Lessor of any right or remedy granted by this Lease or otherwise available to Lessor shall not be deemed to be an acceptance of surrender of the Leased Premises by Lessee, whether by agreement or by operation of law, any such surrender to be affected only by the written agreement of Lessor and Lessee.

If it is necessary for Lessor to bring suit in order to collect any deficiency from Lessee, Lessor may allow such deficiencies to accumulate and bring an action on several or all of the accrued deficiencies at any one time. Any such suit will be without prejudice to the right of Lessor to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Lessor from subsequent tenants for any calendar month in excess of the monthly Rent and other charges provided in this Lease shall be credited to Lessee in reduction of Lessee's liability for any calendar month for which the amount collected by Lessor may be less than the monthly Rent and other charges provided in this Lease.

If Lessee fails to keep or perform punctually any of Lessee's covenants, agreements or undertakings contained in this Lease, Lessor may take such action as, in the judgment of Lessor, necessary to cure such failure ore nonperformance, and Lessee shall, upon demand, reimburse Lessor for all costs and expenses incurred by Lessor in so doing. No action taken by Lessor under this subparagraph (d) will be a waiver of any Event of Default which may have occurred or exist or any right or remedies to which Lessor is otherwise entitled.

ACTS OF GOD: Lessor shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Lessee, if the performance or nonperformance of the covenant or obligation is delayed, caused by or prevented by an act of God or force majeure.

ATTORNEY'S FEES: In the event Lessee defaults in the performance of any of their terms, covenants, agreements or conditions contained in this Lease and Lessor places in the hands of an attorney for enforcement of all or any part of this Lease, the collection of any Rent due or to become due or recovery of the possession of the Leased Premises, Lessee agrees to pay Lessor reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not. In no event shall the attorney's fees be less than fifteen percent (15%) of the outstanding balance owed by Lessee to Lessor.

SURRENDER OF LEASED PREMISES:

Upon expiration or termination of this Lease, Lessee shall deliver the Leased Premises to Lessor clean and in good order and repair, fair wear and tear excepted, failing which Lessor may restore the Premises to such condition and Lessee shall pay the cost thereof to Lessor upon demand.

If Lessee is not in default in the payment or performance of its obligation under this Lease, upon expiration or termination of their Lease, Lessee may remove from the Leased Premises all of its trade fixtures and other personal property, such removal to be completed upon expiration of this Lease or, in the case of termination, within ten days after termination.

HOLDING OVER: In the event of holding over by Lessee after the expiration or termination of this Lease, the hold over shall be as a tenant at will and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as rental for the period of such hold over an amount equal to one hundred fifty percent (150%) of the Rent which would have been payable by Lessee had the holdover period been a part of the original Term of this Lease. If holding over, Lessee agrees to vacate and deliver the Leased Premises to Lessor upon Lessee's receipt of notice from Lessor to vacate. The rent payable during the hold over period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without consent of Lessor, shall operate to extend this Lease except as otherwise expressly provided.

SURVIVAL OF OBLIGATIONS: All of Lessee's obligations under this Lease shall survive expiration or termination of this Term of the Lease.

RIGHTS OF MORTGAGE: Lessee accepts this Lease subject and subordinate to any recorded mortgagee, deed of trust or other lien presently existing upon the Leased Premises. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any mortgage, deed of trust or other lien hereafter placed on the Leased Premises, and Lessee agrees, upon demand, to execute additional instruments subordinating this Lease as Lessor may require. If the interests of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for endorsement of any mortgage on the Leased Premises, Lessee shall be bound to the transferee (sometimes called the "Purchaser") under the terms, covenants and conditions of this Lease for the balance of the term remaining, and any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and Lessee agrees to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser, as its Lessor the attornment to be effective and self-operating without the execution of any further instruments upon the Purchaser succeeding to the interest of Lessor under this Lease. The respective rights and obligations of Lessee and the Purchaser upon the attornment, to the extent of the then remaining balance of the term of this Lease, and any extensions and renewals, shall be and are the same as set forth in this Lease.

ESTOPPEL CERTIFICATES: Lessee agrees to furnish promptly, from time-to-time, upon request of Lessor or Lessor's mortgagee, a statement certifying that Lessee is in possession of the Leased Premises; the Leased Premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, lien, or claim offset against rent; the rent is paid for the current month, but is not paid and will not be paid for more than one month in advance; there is no existing default by reason of some act of omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessor's mortgagee.

SUCCESSORS: This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and, subject to Paragraph 24, assigns. It is hereby covenanted and agreed that should Lessor's interest in the Leased Premises cease to exist for any reason during the term of the Lease, then notwithstanding the happening of such event this lease nevertheless shall remain unimpaired and in full force and effect and Lessee hereunder agrees to attorn to the then owner of the Leased Premises.

RENT TAX: If applicable in the jurisdiction where the Leased Premises are situated, Lessee shall pay and be liable for all rental, sales and sur taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee and under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

NOTICE:

All Rent and other payments required to be made by Lessee shall be payable to Lessor at the address set forth below, or any other address Lessor may specify from time-to-time by written notice delivered to Lessee.

Any notice or document required or permitted to be delivered by this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set out below:


LESSOR:                                              LESSEE:
Robert Cocanougher                                   George Barker
Cocanougher Asset Management                         Phymed Inc.
6851 N.E. Loop 820, Suite #247                       9603 White Rock Trail, #300
Ft. Worth, TX 76180                                  Dallas, TX 75238

DEFINITIONS: These definitions apply to the terms defined as those terms are used throughout this Lease.

"Abandon" means the vacating of all or a substantial portion of the Leases Premises by Lessee, whether or not Lessee is in default of the rental payments due under this Lease.

An "act of God" is defined for the purpose of this Lease as strikes, lockouts, sit-downs, material or labor restrictions by any governmental authority, riots, floods, washouts, explosions, earthquakes, fire, storms, acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome.

The  "Commencement  Date"  shall  be the  date set  forth  in  Paragraph  2. The
Commencement Date shall constitute the commencement of this Lease for all purposes, whether or not Lessee has actually taken possession.

"Real Property tax" means all city, state and county taxes and assessments including special district taxes or assessments.

The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such paragraph.

ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES: It is expressly agreed by Lessee, as a material consideration for the execution of this Lease, that this Lease, with the specific references to written extrinsic documents, is the entire agreement of the parties; that there are, and were, no verbal representations, warranties, understanding, stipulations, agreements or promises pertaining to this Lease or the expressly mentioned written extrinsic documents not incorporated in writing in this Lease. Lessor and Lessee expressly agree that there are and shall be no implied warranties or merchantability, fitness or of any other kind arising out of this Lease. It is likewise agreed that this Lease may not be altered, waived, amended or extended except by an instrument in writing signed by both Lessor and Lessee.

NO OFFER: The submission of this Lease for examination or the negotiation of the transaction described herein or the execution of this Lease by only one of the parties shall not in any way constitute an offer to lease on behalf of either Lessor or Lessee, and this Lease shall not be binding on either party until duplicate originals thereof, duly executed on behalf of both parties, have been delivered to each of the parties hereto.

OTHER PROVISIONS:

We the undersigned parties, hereby, agree to submit to arbitration administered by the American Arbitration Association. We further agree that any controversy be submitted to three arbitrators selected from the panels of arbitrators of the American Arbitration Association. We further agree that we will faithfully observe this agreement and their rules, that we will abide by and perform any award rendered by the arbitrators, and that a judgment of the court having jurisdiction may be entered on the award.

Lessor agrees to replace the carpet, with quality new carpet, in the common areas on the first floor of Aspen Center, 9603 Whiterock Trail, Dallas, Texas, before December 31, 1996.

Lessor agrees to replace the carpet, with quality new carpet, in Suite 100 of Aspen Center, 9603 Whiterock Trail, Dallas, Texas, before December 31, 1996.

Lessor reserves the right to construct the dividing wall shown in Exhibit "A" in Suite 204. Lessor also reserves the right to construct a hallway, as also shown in Exhibit "A" in Suite 204, connecting the adjoining suites on each side of the demised premises in Suite 204.


LESSOR:                                           LESSEE:

Cocanougher Feed Co., Inc.                        PhyMed, Inc.

By Robert Cocanougher, Executive Vice President   By George C. Barker, President

Signed    /s/ Robert Cocanougher                  Signed   /s/  George C. Barker
       ----------------------------                      -----------------------